                                                                   EXHIBIT 10.20

                     COLLATERAL ASSIGNMENT, PATENT MORTGAGE
                             AND SECURITY AGREEMENT

         This Collateral Assignment, Patent Mortgage and Security Agreement (the "Assignment") dated as of the 18 day of April, 2002, and to become effective in
 ----------
accordance with the provisions set forth below, from THE MARASCO NEWTON GROUP LTD., a Virginia corporation (the "New Subsidiary"), in favor of SUNTRUST BANK,
                                   --------------
a Georgia banking corporation ("Assignee").
                                --------

                                    RECITALS
                                    --------

         Assignee has entered into a Loan Agreement dated as of August 15, 2001 (as amended, modified or supplemented from time to time, the "Loan Agreement,"
                                                              --------------
the terms defined therein and not otherwise defined herein being used herein as therein defined) with SRA International, Inc., a Delaware corporation (the "Company"), Systems Research and Applications Corporation, a Virginia
---------
corporation ("SRA"), SRA Technical Services Center, Inc., a Delaware corporation
              ---
("STSC"), and each other Subsidiary that becomes a party to the Loan Agreement
  ----
in accordance with the provisions set forth therein (together with the Company, SRA, and STSC, collectively, "Assignors," and individually, "Assignor").
                              ---------                      --------
Simultaneously herewith, the New Subsidiary shall enter into the Assumption Agreement, dated as of 18 April 2002, with the Lender (as amended, modified or supplemented from time to time, the "Assumption Agreement"), thereby becoming a
                                     --------------------
Borrower under the Loan Agreement in accordance with the terms and conditions thereof, and, by its execution and delivery hereof, the New Subsidiary shall become an Assignor. It is a condition precedent to the making of the Loans and the issuance of Letters of Credit by Assignee under the Loan Agreement that each Assignor shall have assigned certain property to Assignee in accordance with this Assignment.

         NOW, THEREFORE, FOR VALUABLE CONSIDERATION, THE RECEIPT AND SUFFICIENCY OF WHICH ARE ACKNOWLEDGED, THE PARTIES HERETO AGREE AS FOLLOWS:

         1. Assignment, Patent Mortgage and Grant of Security Interest. As
            ----------------------------------------------------------
collateral security for the prompt and complete payment and performance of the Obligations (as defined below), the New Subsidiary hereby assigns, transfers, conveys and grants a security interest and mortgage to Assignee, as security, but not as an ownership interest, in and to its entire right, title and interest in, to and under the following (all of which shall collectively be called the "Collateral"), provided that the foregoing assignment, transfer, conveyance,
 ----------
grant and mortgage shall not become effective unless and until a Security Event shall occur under the Loan Agreement:

                  (a) All present and future United States registered copyrights and copyright registrations, including, without limitation, the registered copyrights listed in Exhibit A-1 to this Assignment (and including all of the
                     -----------
exclusive rights afforded a copyright registrant in the United States under 17 U.S.C. ss.106 and any exclusive rights which may in the future arise by act of Congress or otherwise) and all present and future applications for copyright registrations (including applications for copyright registrations of derivative works and compilations) (collectively, the "Registered Copyrights"), and any and
                                            ---------------------
all royalties, payments, and other
amounts payable to the New Subsidiary in connection with the Registered Copyrights, together with all renewals and extensions of the Registered Copyrights, the right to recover for all past, present, and future infringements of the Registered Copyrights, and all computer programs, computer databases, computer program flow diagrams, source codes, object codes and all tangible property embodying or incorporating the Registered Copyrights, and all other rights of every kind whatsoever accruing thereunder or pertaining thereto;

                  (b) All present and future copyrights, or contract or license rights arising from agreements by which the New Subsidiary is a licensee, which are not registered in the United States Copyright Office (the "Unregistered
                                                               ------------
Rights"), whether now owned or hereafter acquired, including without limitation
------
the Unregistered Rights listed in Exhibit A-2 to this Assignment, and any and
                                  -----------
all royalties, payments, and other amounts payable to the New Subsidiary in connection with the Unregistered Rights, together with all renewals and extensions of the Unregistered Rights, the right to recover for all past, present, and future infringements of the Unregistered Rights, and all computer programs, computer databases, computer program flow diagrams, source codes, object codes and all tangible property embodying or incorporating the Unregistered Rights, and all other rights of every kind whatsoever accruing thereunder or pertaining thereto. The Registered Copyrights and the Unregistered Rights collectively are referred to herein as the "Copyrights";
                                                   ----------

                  (c) All right, title and interest in and to any and all present and future license agreements with respect to the Copyrights, including without limitation the license agreements listed in Exhibit A-3 to this
                                                    -----------
Assignment (the "Licenses");
                 --------

                  (d) All present and future accounts, accounts receivable and other rights to payment arising from, in connection with or relating to the Copyrights;

                  (e) Any and all trade secrets, and any and all intellectual property rights in computer software and computer software products now or hereafter existing, owned by the New Subsidiary;

                  (f) Any and all design rights which may be owned by the New Subsidiary, now or hereafter existing, created, acquired or held;

                  (g) All patents, patent applications and like protections including, without limitation, improvements, divisions, continuations, renewals, reissues, extensions and continuations-in-part of the same, including without limitation the patents and patent applications set forth on Exhibit B attached
                                                            ---------
hereto (collectively, the "Patents"), and any and all royalties, payments, and
                           -------
other amounts payable to the New Subsidiary in connection with the Patents, together with all renewals and extensions of the Patents, the right to recover for all past, present, and future infringements of the Patents, and all computer programs, computer databases, computer program flow diagrams, source codes, object codes and all tangible property embodying or incorporating the Patents, and all other rights of every kind whatsoever accruing thereunder or pertaining thereto;

                  (h) Any trademark and servicemark rights, whether registered or not, applications to register, and the entire goodwill of the business of the New Subsidiary connected with and symbolized by such trademarks, including without limitation those set forth on Exhibit C attached hereto (collectively,
                                      ---------
the "Trademarks"), and any and all royalties, payments, and
     ----------
other amounts payable to the New Subsidiary in connection with the Trademarks, together with all renewals and extensions of the Trademarks, and the right to recover for all past, present, and future infringements of the Trademarks;

                  (i) Any and all claims for damages by way of past, present and future infringements of any of the rights included above, with the right, but not the obligation, to sue for and collect such damages for said use or infringement of the intellectual property rights identified above;

                  (j) All licenses or other rights to use any of the Copyrights, Patents or Trademarks, and all license fees and royalties arising from such use to the extent permitted by such license or rights;

                  (k) All amendments, extensions, renewals and extensions of any of the Copyrights, Trademarks or Patents; and

                  (l) All proceeds and products of the foregoing, including without limitation all payments under insurance or any indemnity or warranty payable in respect of any of the foregoing.

THE INTEREST IN THE COLLATERAL BEING ASSIGNED HEREUNDER SHALL NOT BE CONSTRUED AS A CURRENT ASSIGNMENT, BUT AS A CONTINGENT ASSIGNMENT TO SECURE THE NEW SUBSIDIARY'S OBLIGATIONS TO ASSIGNEE.

         This Assignment secures the payment of all obligations of the New Subsidiary now or hereafter existing under the Loan Agreement, including, but not limited to, the Loans, the Notes, and all obligations, indebtedness and liabilities of the New Subsidiary under this Assignment and each Letter of Credit Agreement, Letter of Credit Security Agreement, the Assumption Agreement and other Loan Document, and all other obligations, indebtedness and liabilities of the New Subsidiary to Assignee, whether now existing or hereafter arising, whether or not evidenced by notes or other instruments, and whether such obligations, indebtedness and liabilities are direct or indirect, fixed or contingent, liquidated or unliquidated, due or to become due, joint, several, or joint and several (all such obligations of the New Subsidiary being the "Obligations"). Without limiting the generality of the foregoing, this
 -----------
Assignment secures the payment of all amounts that constitute part of the Obligations and would be owed by the New Subsidiary to Assignee but for the fact that they are unenforceable or not allowable due to the existence of a bankruptcy, reorganization or similar proceeding involving the New Subsidiary.

         2.       Authorization and Request.  The New Subsidiary authorizes and
                  --------------------------
requests that the Register of Copyrights and the Commissioner of Patents and Trademarks record this conditional assignment.

         3.       Covenants and Warranties.  The New Subsidiary represents,
                  -------------------------
warrants, covenants and agrees as follows:

                  (a) The New Subsidiary is now the sole owner of its Collateral, except for non-exclusive licenses granted by the New Subsidiary to its Customers in the ordinary course of business.

                  (b) Listed on Exhibits A-1 and A-2 are all material Copyrights owned by the New Subsidiary, in which the New Subsidiary has an interest (excluding off-the-shelf licensed software and databases), or which are used in the New Subsidiary's business. Listed on Exhibit A-3 are all material Licenses pursuant to which the New Subsidiary has a right to use the Collateral, in which the New Subsidiary has an interest (excluding off-the-shelf licensed software and databases), or which are used in the New Subsidiary's business. Listed on Exhibit B are all material Patents owned by the New Subsidiary, in which the New Subsidiary has an interest, or which are licensed to the New Subsidiary for use in the New Subsidiary's business. Listed on Exhibit C are all material Trademarks owned by the New Subsidiary, in which the New Subsidiary has an interest, or which are used in the New Subsidiary's business.

                  (c) Each employee, agent and/or independent contractor of the New Subsidiary who has participated in the creation of the property constituting the Collateral has either executed an assignment of his or her rights of authorship to the New Subsidiary or is an employee of the New Subsidiary acting within the scope of his or her employment and was such an employee at the time of said creation.

                  (d) If required by Assignee after the occurrence of a Security Event, all of the New Subsidiary's present and future Collateral (including, without limitation, software, computer programs and other works of authorship) subject or entitled to United States copyright, patent or trademark protection, the sale, licensing or other disposition of which results in royalties receivable, license fees receivable, accounts receivable or other sums owing to the New Subsidiary (collectively, "Receivables"), shall be registered with the
                                   -----------
United States Copyright Office or the United States Patent and Trademark Office, as applicable, and the New Subsidiary shall provide to Assignee copies of all such registrations promptly upon the receipt of the same.

                  (e) The New Subsidiary shall undertake all reasonable measures to cause its employees, agents and independent contractors to assign to the New Subsidiary all rights of authorship to any copyrighted material in which the New Subsidiary has or may subsequently acquire any right or interest.

                  (f) Performance of this Assignment does not conflict with or result in a breach of any agreement to which the New Subsidiary is bound, except to the extent that certain intellectual property agreements prohibit the disclosure of information or the assignment of the rights thereunder to a third party without the licensor's or other party's consent and this Assignment constitutes an assignment or requires such disclosure.

                  (g) During the term of this Assignment, without the prior written consent of Assignee, the New Subsidiary will not transfer or otherwise encumber any interest in the Collateral, except for non-exclusive licenses granted by the New Subsidiary in the ordinary course of business or as set forth in this Assignment.

                  (h) Each part of the Collateral is valid and enforceable, and no part of the Collateral has been judged invalid or unenforceable, in whole or in part, and no claim has been made that any part of the Collateral violates the rights of any third party.

                  (i) The New Subsidiary shall promptly advise Assignee of any material change in the composition of the Collateral, including but not limited to any subsequent ownership right of the New Subsidiary in or to any material Trademark, Patent or Copyright not specified in this Assignment.

                  (j) The New Subsidiary shall (1) protect, defend and maintain the validity and enforceability of the Trademarks, Patents and Copyrights, subject to the New Subsidiary's reasonable business judgment as to the value of the Trademark, Patent or Copyright, and the cost of such defense, (2) use commercially reasonable efforts to detect infringements of the Trademarks, Patents and Copyrights and promptly advise Assignee in writing of material infringements detected, and (3) not allow any Trademarks, Patents, or Copyrights to be abandoned, forfeited or dedicated to the public without the written consent of Assignee, which shall not be unreasonably withheld, unless the New Subsidiary determines that reasonable business practices suggest that abandonment is appropriate.

                  (k) The New Subsidiary shall promptly register the most recent version of any of its Copyrights, Trademarks or Patents, if not so already registered, that are material to its business, and shall, from time to time, execute and file such other instruments, and take such further actions as Assignee may reasonably request from time to time to perfect or continue the perfection of Assignee's interest in the Collateral.

                  (l) This Assignment creates, and in the case of after acquired Collateral, this Assignment will create at the time the New Subsidiary first has rights in such after acquired Collateral, in favor of Assignee a valid and perfected first priority security interest in the Collateral in the United States securing the payment and performance of the Obligations upon making the filings referred to in clause (m) below.

                  (m) To its knowledge, except for, and upon, the filing with the United States Patent and Trademark Office with respect to the Patents and Trademarks and the Register of Copyrights with respect to the Copyrights necessary to perfect the security interests and assignment created hereunder and except as has been already made or obtained, no authorization, approval or other action by, and no notice to or filing with, any U.S. governmental authority or U.S. regulatory body is required either (1) for the grant by the New Subsidiary of the security interest granted hereby or for the execution, delivery or performance of this Assignment by the New Subsidiary in the U.S. or (2) for the perfection in the United States or the exercise by Assignee of its rights and remedies thereunder.

                  (n) All information heretofore, herein or hereafter supplied to Assignee by or on behalf of the New Subsidiary with respect to the Collateral is accurate and complete in all material respects.

                  (o) The New Subsidiary shall not enter into any agreement that would materially impair or conflict with its obligations hereunder without Assignee's prior written consent. The New Subsidiary shall not permit the inclusion in any material contract to which it becomes a party of any provisions that could or might in any way prevent the creation of a security interest in its rights and interest in any property included within the definition of the Collateral acquired under such contracts.

                  (p) Upon any executive officer of the New Subsidiary obtaining actual knowledge thereof, the New Subsidiary will promptly notify Assignee in writing of any event that materially adversely affects the value of any material Collateral, the ability of the New Subsidiary to dispose of any material Collateral or the rights and remedies of Assignee in relation thereto, including the levy of any legal process against any of the Collateral.

         4. Assignee's Rights. Assignee shall have the right, but not the
            -----------------
obligation, to take, at the New Subsidiary's sole expense, any actions that the New Subsidiary is required under this Assignment to take but which the New Subsidiary fails to take, after fifteen (15) days' notice to the New Subsidiary. The New Subsidiary shall reimburse and indemnify Assignee for all reasonable costs and reasonable expenses incurred in the reasonable exercise of its rights under this Section 4.

         5. Inspection Rights. The New Subsidiary hereby grants to Assignee and
            -----------------
its employees, representatives and agents the right to visit, during reasonable hours upon prior reasonable written notice to the New Subsidiary, any of the New Subsidiary's plants and facilities that manufacture, install or store products (or that have done so during the prior six-month period) that are sold utilizing any of the Collateral, and to inspect the products and quality control records relating thereto upon reasonable written notice to the New Subsidiary and as often as may be reasonably requested, but not more than one (1) in every six (6) months.

         6. Further Assurances; Attorney in Fact.  The New Subsidiary
            ------------------------------------
represents, warrants, covenants and agrees as follows:

                  (a) The New Subsidiary will make, execute, acknowledge and deliver, and file and record in the proper filing and recording places in the United States, all such instruments, including, appropriate financing and continuation statements and collateral agreements and filings with the United States Patent and Trademark Office and the Register of Copyrights, and take all such action as may reasonably be deemed necessary or advisable, or as requested by Assignee, to perfect Assignee's security interest in all Copyrights, Patents and Trademarks and otherwise to carry out the intent and purposes of this Assignment, or for assuring and confirming to Assignee the grant or perfection of a security interest in all Collateral.

                  (b) Upon an Event of Default, the New Subsidiary hereby irrevocably appoints Assignee as its attorney-in-fact, with full authority in the place and stead of the New Subsidiary and in the name of the New Subsidiary, Assignee or otherwise, from time to time in Assignee's discretion, upon the New Subsidiary's failure or inability to do so, to take any action and to execute any instrument which Assignee may deem necessary or advisable to accomplish the purposes of this Assignment, including:

                      (i) To modify, in its sole discretion, this Assignment without first obtaining the New Subsidiary's approval of or signature to such modification by amending Exhibit A-1, Exhibit A-2, Exhibit A-3, Exhibit B and Exhibit C, thereof, as appropriate, to include reference to any right, title or interest in any Copyrights, Patents or Trademarks acquired by the New Subsidiary after the execution hereof or to delete any reference to any right, title or interest in any Copyrights, Patents or Trademarks in which the New Subsidiary no longer has or claims any right, title or interest; and

                      (ii) To file, in its sole discretion, one or more financing or continuation statements and amendments thereto, relative to any of the Collateral without the signature of the New Subsidiary where permitted by law.

         7. Events of Default.  The occurrence of any of the following shall
            ------------------
constitute an Event of Default under the Assignment:


                  (a) An Event of Default occurs under the Loan Agreement; or

                  (b) The New Subsidiary breaches or fails to perform or observe in any material respect any representation, warranty or agreement made by the New Subsidiary in this Assignment.

         8. Remedies.  Upon the occurrence and continuance of an Event of
            ---------
Default, Assignee shall have the right to exercise all the remedies of a secured party under the UCC, including without limitation, the right to:

                  (a) require the New Subsidiary to assemble any tangible property in which the Collateral is embodied and in which Assignee has a security interest and to make it available to Assignee at a place designated by Assignee,

                  (b) exercise any and all rights as beneficial and legal owner of the Collateral, including, without limitation, any and all consensual rights and powers with respect to the Collateral, and

                  (c) sell or assign or grant a license to use, or cause to be sold or assigned or grant a license to use any or all of the Collateral or any part thereof, in each case, free of all rights and claims of the New Subsidiary therein and thereto, except to the extent such actions would violate restrictions against assignments contained in any Collateral in which the New Subsidiary's rights arise by contract or license. In that connection, Assignee shall have the right to cause any or all of the Collateral to be transferred of record into the name of Assignee or its nominee and the right to impose (i) such limitations and restrictions on the sale or assignment of the Collateral as Assignee may deem to be necessary or appropriate to comply with any law, rule or regulation having applicability to such sale or assignment and (ii) requirements for any necessary governmental approvals. To the extent not inconsistent with any license or contract under which the New Subsidiary's rights arise, Assignee shall have a nonexclusive, royalty-free license to use the Copyrights, Patents and Trademarks to the extent reasonably necessary to permit Assignee to exercise its rights and remedies upon the occurrence of an Event of Default. The New Subsidiary will pay any expenses (including reasonable attorney's fees) incurred by Assignee in connection with the exercise of any of Assignee's rights hereunder, including without limitation any expense incurred in disposing of the Collateral. All of Assignee's rights and remedies with respect to the Collateral shall be cumulative.

         9. Indemnity. The New Subsidiary agrees to defend, indemnify and hold
            ---------
harmless Assignee and its officers, employees, and agents against: (a) all obligations, demands, claims, and liabilities claimed or asserted by any other party in connection with the transactions contemplated by this Assignment, and
(b) all losses or expenses in any way suffered, incurred, or paid by Assignee as a result of or in any way arising out of, following or consequential to transactions between Assignee and the New Subsidiary, whether under this Assignment or otherwise (including without limitation, reasonable attorneys fees and reasonable expenses), except for losses arising from or out of Assignee's gross negligence or willful misconduct.

         10. Release. At such time as Assignors shall completely satisfy all of
             -------
the Obligations, Assignee shall execute and deliver to Assignors all assignments and other instruments as may be reasonably necessary or proper to terminate Assignee's security interest and any conditional assignment in the Collateral, subject to any disposition of the Collateral which may have been made by Assignee pursuant to this Assignment. For the purpose of this Assignment, the Obligations shall be deemed to continue if any Assignor enters into any bankruptcy or similar proceeding at a time when any amount paid to Assignee could be ordered to be repaid as a preference or pursuant to a similar theory, and shall continue until it is finally determined that no such repayment can be ordered.

         11. No Waiver. No course of dealing between any Assignor and Assignee,
             ---------
nor any failure to exercise nor any delay in exercising, on the part of Assignee, any right, power, or privilege under this Assignment or under the Loan Agreement or any other agreement, shall operate as a waiver. No single or partial exercise of any right, power, or privilege under this Assignment or under the Loan Agreement or any other agreement by Assignee shall preclude any other or further exercise of such right, power, or privilege or the exercise of any other right, power, or privilege by Assignee.

         12. Rights Are Cumulative.  All of Assignee's rights and remedies with
             ---------------------
respect to the Collateral whether established by this Assignment, the Loan Agreement, or any other documents or agreements, or by law shall be cumulative and may be exercised concurrently or in any order.

         13. Course of Dealing.  No course of dealing, nor any failure to
             ------------------
exercise, nor any delay in exercising any right, power or privilege hereunder shall operate as a waiver thereof.

         14. Attorneys' Fees.  If any action relating to this Assignment is
             ----------------
brought by either party hereto against the other party, the prevailing party shall be entitled to recover reasonable attorneys fees, costs and disbursements.

         15. Amendments. This Assignment may be amended only by a written
             ----------
instrument signed by both parties hereto. To the extent that any provision of this Assignment conflicts with any provision of the Loan Agreement, the provision giving Assignee greater rights or remedies shall govern, it being understood that the purpose of this Assignment is to add to, and not detract from, the rights granted to Assignee under the Loan Agreement. This Assignment, the Loan Agreement, and the documents relating thereto comprise the entire agreement of the parties with respect to the matters addressed in this Assignment.

         16. Severability. The provisions of this Assignment are severable. If
             ------------
any provision of this Assignment is held invalid or unenforceable in whole or in part in any jurisdiction, then such invalidity or unenforceability shall affect only such provision, or part thereof, in such jurisdiction, and shall not in any manner affect such provision or part thereof in any other jurisdiction, or any other provision of this Assignment in any jurisdiction.

         17. Counterparts.  This Assignment may be executed in two or more
             -------------
counterparts, each of which shall be deemed an original but all of which together shall constitute the same instrument.

         18. Governing Law and Jurisdiction.  This Assignment shall be governed
             -------------------------------
by the laws of the Commonwealth of Virginia, without regard for choice of law provisions. The New Subsidiary and Assignee consent to the nonexclusive jurisdiction of any state or federal court located in Fairfax County, Virginia.

         19. Confidentiality. In handling any confidential information, each of
             ---------------
Assignee and its agents shall exercise the same degree of care that its exercise with respect to its own proprietary information of the same types to maintain the confidentiality of any non-public information thereby received or received pursuant to this Assignment except that the disclosure of this information may be made (a) to the affiliates of Assignee, (b) to prospective transferee or purchasers of an interest in the obligations secured hereby, provided that they have entered into a comparable confidentiality agreement in favor of the New Subsidiary and have delivered a copy to the New Subsidiary, (c) as required by law, regulation, rule or order, subpoena judicial order or similar order and (d) as may be required in connection with the examination, audit or similar investigation of Assignee.

         20. WAIVER OF RIGHT TO JURY TRIAL. ASSIGNEE AND THE NEW SUBSIDIARY EACH
             -----------------------------
HEREBY WAIVE THE RIGHT TO TRIAL BY JURY IN ANY ACTION OR PROCEEDING BASED UPON, ARISING OUT OF, OR IN ANY WAY RELATING TO: (a) THIS ASSIGNMENT; OR (b) ANY OTHER PRESENT OR FUTURE INSTRUMENT OR AGREEMENT BETWEEN ASSIGNEE AND THE NEW SUBSIDIARY; OR (c) ANY CONDUCT, ACTS OR OMISSIONS OF ASSIGNEE OR THE NEW SUBSIDIARY OR ANY OF THEIR DIRECTORS, OFFICERS, EMPLOYEES, AGENTS, ATTORNEYS OR ANY OTHER PERSONS AFFILIATED WITH ASSIGNEE OR THE NEW SUBSIDIARY; IN EACH OF THE FOREGOING CASES, WHETHER SOUNDING IN CONTRACT OR TORT OR OTHERWISE.

                         [SIGNATURES ON FOLLOWING PAGE]

         IN WITNESS WHEREOF, the parties hereto have executed this Assignment on the day and year first above written.

                                            ASSIGNOR:
                                            --------

                                            THE MARASCO NEWTON GROUP LTD.,
                                            a Virginia corporation

Address of New Subsidiary:

                                            By:      /s/ Amy L. Marasco
                                                   ----------------------------
                                            Name:    Amy L. Marasco
                                                   ----------------------------
2801 Clarendon Boulevard, Suite 100         Title:   President
Arlington, Virginia  22201                         ----------------------------

                                            SRA INTERNATIONAL, INC., a Delaware
                                            corporation


                                            By:      /s/ Stephen C. Hughes
                                                   ----------------------------
                                            Name:    Stephen C. Hughes
                                                   ----------------------------
                                            Title:   President
                                                   ----------------------------

                                            ASSIGNEE:
                                            --------

                                            SUNTRUST BANK, a Georgia banking
                                            corporation
Address of Assignee:

                                            By:
1445 New York Avenue, N.W.                         ----------------------------
Washington, D.C.  20005                     Name:
                                                   ----------------------------
                                            Title:
                                                   ----------------------------

         State OF Virginia )

         COUNTY OF Fairfax)

         On April 15, 2002, before me, Deborah Cioletti, Notary Public, personally appeared Amy L. Marasco personally known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

         Witness my hand and official seal.

                                                /s/ Deborah Cioletti
                                                ---------------------------
                                                Notary Public

(Seal)                                          My Commission Expires 11-30-04


         STATE OF VIRGINIA                  )

         COUNTY OF FAIRFAX                  )

         On April 17, 2002, before me, Deborah Cioletti

                                         , Notary Public, personally appeared
-----------------------------------------
Stephen C. Hughes                                                            ,
                  -----------------------------------------------------------
personally known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

         Witness my hand and official seal.

                                                /s/ Deborah Cioletti
                                                ---------------------------
                                                Notary Public

(Seal)                                          My Commission Expires 11-30-04

                                  EXHIBIT "A-1"

                              REGISTERED COPYRIGHTS

REG. NO.                         REG. DATE                         COPYRIGHT
--------                         ---------                         ---------



                                      None

                                  EXHIBIT "A-2"

                               UNREGISTERED RIGHTS

                                      None

                                  EXHIBIT "A-3"

                   DESCRIPTION OF COPYRIGHT LICENSE AGREEMENTS
                   -------------------------------------------

                                      None

                                   EXHIBIT "B"

                                     PATENTS



DOCKET NO.        COUNTRY       SERIAL NO.         FILING DATE           STATUS
----------        -------      ----------          -----------           ------




                                      None

                                   EXHIBIT "C"

                                   TRADEMARKS




MARK            COUNTRY                   SERIAL NO.                   STATUS
----            -------                   ----------                   ------






                                      None